EXHIBIT 10.2
May 25, 2010

Federal Reserve Bank of New York
33 Liberty Street
New York, NY 10045-0001
Attention:	Steven Manzari, Credit, Investment & Payment Risk
Telecopy No.: (212) 720-6332
James R. Hennessey, Legal Department
Telecopy No.: (212) 720-7797

AIG Funding, Inc., as Lender
72 Wall Street, 10th Floor
New York, NY 10005
Attention:	Neil Friedman
Telecopy No.: (212) 363-7176
AMENDMENT NO. 3 TO SCHEDULES OF CERTAIN LOAN DOCUMENTS
     Reference is made to that certain (i) Credit Agreement dated as of October 13, 2009 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among International Lease Finance Corporation, a California corporation (the “Parent Borrower”), States Aircraft, Inc., a California corporation (the “U.S. Subsidiary Borrower”), Shrewsbury Aircraft Leasing Limited, a private limited liability company incorporated under the laws of Ireland with registration number 475896 (the “Irish Subsidiary Borrower” and together with the Parent Borrower and the U.S. Subsidiary Borrower, the “Borrowers”), Top Aircraft, Inc., a California corporation (“Holdings”), ILFC Ireland Limited, a private limited liability company incorporated under the laws of Ireland with registration number 20936 (“ILFC Ireland”), ILFC France S.a.r.l, a société à responsabilité limitée incorporated under the laws of France (“ILFC France”), ILFC Labuan Ltd., a Labuan private limited liability company incorporated under the Offshore Companies Act 1990 of Malaysia (“ILFC Labuan” and together with ILFC Ireland and ILFC France, the “Initial Intermediate Lessees”), ILFC Cayman Limited, an exempted company incorporated under the laws of the Cayman Islands (“ILFC Cayman”), ILFC ARUBA A.V.V., an exempt corporation incorporated under the laws of Aruba (“ILFC Aruba”), ILFC (BERMUDA) III, LTD., a company incorporated under the laws of Bermuda (“ILFC Bermuda” and together with ILFC Cayman and ILFC Aruba, the “Additional Intermediate Lessees”), AIG Funding, Inc., a Delaware corporation (the “Lender”), and Wells Fargo Bank Northwest, National Association, a national banking association (“Wells Fargo”), as Security Trustee, (ii) Amended and Restated Credit Agreement dated as of October 13, 2009 (as amended, restated or otherwise modified from time to time, the “Amended and Restated Credit Agreement” and, together with the Credit Agreement, the “Credit Agreements”), among the Borrowers, Holdings, the Initial Intermediate Lessees, the Additional Intermediate Lessees, the Lender, and Wells Fargo, as Security Trustee, and (iii) the Aircraft Mortgage and Security Agreement dated as of October 13, 2009 (as amended, restated or otherwise modified from time to time, the “Security Agreement”), by the Borrowers, Holdings, the Initial Intermediate Lessees, and the Additional Intermediate Lessees in favor of the Security Trustees.
     The Parent Borrower has entered into that certain Aircraft Sale Agreement dated as of April 13, 2010 with Macquarie Aerospace Limited (“Macquarie”), whereby the Parent Borrower agreed to sell, and Macquarie agreed to purchase, fifty-three (53) aircraft (collectively, the “Sale Aircraft”), and all related equipment and leases. As more fully set forth in that certain Waiver and Consent — Macquarie Sale (the “Waiver”) dated as of April 13, 2010, the Required Persons have agreed to remove certain Pool Aircraft (collectively, the “Removed Aircraft”), and all related equipment and leases, that are also Sale Aircraft from the Designated Pool upon the Parent Borrower’s satisfaction of certain conditions as more fully set forth in the Waiver, including the provision of Non-Pool Aircraft of reasonably equivalent appraised value and otherwise acceptable to the Required Persons in substitution for the Removed Aircraft (the “Substitution”). The parties hereto agree that the Substitution with respect to the aircraft listed on Annex I hereto shall be effective as of the date hereof and that the schedules to the Credit Agreements and the Mortgage shall be amended as follows:
     (a) Schedule I of the Mortgage is hereby amended by removing the entries listed in Schedule A, Part I attached hereto and inserting the entries listed in Schedule A, Part II attached hereto;
     (b) Schedules 3.19(a) and (c) of the Credit Agreement are hereby amended, as applicable, by removing the entries listed in Schedule B, Part I attached hereto and inserting the entries listed in Schedule B, Part II attached hereto;
     (c) Schedules 3.19(b) and (d) of the Credit Agreement are hereby amended, as applicable, by removing the entries listed in Schedule C, Part I attached hereto and inserting the entries listed in Schedule C, Part II attached hereto;
     (d) Schedules 3.19(a) and (c) of the Amended and Restated Credit Agreement are hereby amended, as applicable, by removing the entries listed in Schedule D, Part I attached hereto and inserting the entries listed in Schedule D, Part II attached hereto; and
     (e) Schedules 3.19(b) and (d) of the Amended and Restated Credit Agreement are hereby amended, as applicable, by removing the entries listed in Schedule E, Part I attached hereto and inserting the entries listed in Schedule E, Part II attached hereto.
[signature page(s) follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to Schedules of Certain Loan Documents be duly executed by their respective authorized officers as of the day and year first above written.

INTERNATIONAL LEASE FINANCE CORPORATION
By:	/s/ Brian M. Monkarsh
	Name:	Brian M. Monkarsh
	Title:	Senior Vice President And General Counsel

STATES AIRCRAFT, INC.
By:	/s/ Brian M. Monkarsh
	Name:	Brian M. Monkarsh
	Title:	Director

SIGNED SEALED AND DELIVERED		SHREWSBURY AIRCRAFT LEASING
by SHREWSBURY AIRCRAFT			LIMITED
LEASING LIMITED by its duly
appointed attorney in the presence of:
		By:	/s/ Niall C. Sommerville

By:	/s/ Maeved Reilly		Name: Niall C. Sommerville

	Name: Maeved Reilly		Title: Director
Address: 30 North Wall Quay Dublin 1
Occupation: Administrator

TOP AIRCRAFT, INC.
By:	/s/ Brian M. Monkarsh
	Name:	Brian M. Monkarsh
	Title:	Director

AIG FUNDING, INC.
By:	/s/ Robert A. Gender
	Name:	Robert A. Gender
	Title:	President

FEDERAL RESERVE BANK OF NEW YORK
By:	/s/ Steven J. Manzari
	Name:	Steven J. Manzari
	Title:	Senior Vice President

WELLS FARGO BANK NORTHWEST,
     NATIONAL ASSOCIATION, not in
     its individual capacity but solely as the
     First Lien Security Trustee, the
     Second Lien Security Trustee, the
     Third Lien Security Trustee and the
     Fourth Lien Security Trustee

By:	/s/ Val T. Orton
	Name:	Val T. Orton
	Title:	Vice President

Annex I
Removed Aircraft:

		Airframe
		Manufacturer		Engine Manufacturer and
	Airframe MSN	and Model	Engine MSNs	Model
1	2213	Airbus A319-100	575799, 575801	CFM56-5B7/P
2	2228	Airbus A319-100	575815, 575816	CFM56-5B7/P
3	2705	Airbus A320-200	577504, 577505	CFM56-5B4/P
4	3098	Airbus A321-200	697241, 697249	CFM56-5B3/P
5	35782	Boeing 777-300ER	906603, 906607	General Electric GE90-115BG02
6	33501	Boeing 777-300ER	906148, 906149	General Electric GE90-115BG01
7	1398	Airbus A320-200	V10885, V10894	IAE V2527-A5
8	2236	Airbus A319-100	575824, 575830	CFM56-5B5/P
9	2983	Airbus A319-100	V12482, V12484	IAE V2524-A5
10	3491	Airbus A319-100	V12908, V12912	IAE V2524-A5
11	3590	Airbus A319-100	V13000, V13002	IAE V2524-A5
12	30332	Boeing 737-800	888214, 889252	CFM56-7B27
13	30677	Boeing 737-700	890868, 890869	CFM56-7B22
Added Aircraft:

		Airframe
		Manufacturer		Engine Manufacturer and
	Airframe MSN	and Model	Engine MSNs	Model
1	458	Airbus A330-200	811168, 811169	General Electric CF6-80E1-A3
2	465	Airbus A330-200	811170, 811171	General Electric CF6-80E1-A3
3	501	Airbus A330-200	41230, 41231	Rolls-Royce TRENT 772B-60
4	517	Airbus A321-100	779148, 779226	CFM56-5B1/2P
5	535	Airbus A321-100	779224, 779287	CFM56-5B1/2P
6	1658	Airbus A321-200	575331, 575335	CFM56-5B3/P
7	28683	Boeing 777-200ER	900355, 900356	General Electric GE90-94B
8	28684	Boeing 777-200ER	900367, 900369	General Electric GE90-94B
9	29388	Boeing 767-300ER	Pending	General Electric CF6-80C2-B6F
10	32308	Boeing 777-200ER	900363, 900364	General Electric GE90-94B
11	32698	Boeing 777-200ER	900373, 900374	General Electric GE90-94B
12	25376	Boeing 737-400	856801, 857762	CFM56-3C1
13	25110	Boeing 737-400	857807, 857808	CFM56-3C1
14	26277	Boeing 757-200ER	31328, 31331	Rolls-Royce RB211-535E4

Schedule A – Part I

Airframe
	Manufacturer and		Engine Manufacturer
Airframe MSN	Model	Engine MSNs	and Model
2213	Airbus A319-100	575799, 575801	CFM56-5B7/P
2228	Airbus A319-100	575815, 575816	CFM56-5B7/P
2705	Airbus A320-200	577504, 577505	CFM56-5B4/P
3098	Airbus A321-200	697241, 697249	CFM56-5B3/P
35782	Boeing 777-300ER	906603, 906607	General Electric GE90-115BG02
33501	Boeing 777-300ER	906148, 906149	General Electric GE90-115BG01
1398	Airbus A320-200	V10885, V10894	IAE V2527-A5
2236	Airbus A319-100	575824, 575830	CFM56-5B5/P
2983	Airbus A319-100	V12482, V12484	IAE V2524-A5
3491	Airbus A319-100	V12908, V12912	IAE V2524-A5
3590	Airbus A319-100	V13000, V13002	IAE V2524-A5
30332	Boeing 737-800	888214, 889252	CFM56-7B27
30677	Boeing 737-700	890868, 890869	CFM56-7B22

Schedule A – Part II

Airframe
Manufacturer and
Airframe MSN	Model	Engine MSNs	Engine Manufacturer and Model
458	Airbus A330-200	811168, 811169	General Electric CF6-80E1-A3
465	Airbus A330-200	811170, 811171	General Electric CF6-80E1-A3
501	Airbus A330-200	41230, 41231	Rolls-Royce TRENT 772B-60
517	Airbus A321-100	779148, 779226	CFM56-5B1/2P
535	Airbus A321-100	779224, 779287	CFM56-5B1/2P
1658	Airbus A321-200	575331, 575335	CFM56-5B3/P
28683	Boeing 777-200ER	900355, 900356	General Electric GE90-94B
28684	Boeing 777-200ER	900367, 900369	General Electric GE90-94B
29388	Boeing 767-300ER	Pending	General Electric CF6-80C2-B6F
32308	Boeing 777-200ER	900363, 900364	General Electric GE90-94B
32698	Boeing 777-200ER	900373, 900374	General Electric GE90-94B
25376	Boeing 737-400	856801, 857762	CFM56-3C1
25110	Boeing 737-400	857807, 857808	CFM56-3C1
26277	Boeing 757-200ER	31328, 31331	Rolls-Royce RB211-535E4

Schedule B – Part I

Airframe
	Manufacturer and		Engine Manufacturer	Country of
Airframe MSN	Model	Engine MSNs	and Model	Registration
2213	Airbus A319-100	575799, 575801	CFM56-5B7/P	France
2228	Airbus A319-100	575815, 575816	CFM56-5B7/P	France
2705	Airbus A320-200	577504, 577505	CFM56-5B4/P	France
3098	Airbus A321-200	697241, 697249	CFM56-5B3/P	France
35782	Boeing 777-300ER	906603, 906607	General Electric GE90-115BG02	France
33501	Boeing 777-300ER	906148, 906149	General Electric GE90-115BG01	United Arab Emirates
1398	Airbus A320-200	V10885, V10894	IAE V2527-A5	United States
2236	Airbus A319-100	575824, 575830	CFM56-5B5/P	United States
2983	Airbus A319-100	V12482, V12484	IAE V2524-A5	United States
3491	Airbus A319-100	V12908, V12912	IAE V2524-A5	United States
3590	Airbus A319-100	V13000, V13002	IAE V2524-A5	United States
30332	Boeing 737-800	888214, 889252	CFM56-7B27	United States
30677	Boeing 737-700	890868, 890869	CFM56-7B22	United States

Schedule B – Part II

Airframe
Manufacturer and
Airframe MSN	Model	Engine MSNs	Engine Manufacturer and Model	Country of Registration
458	Airbus A330-200	811168, 811169	General Electric CF6-80E1-A3	France
465	Airbus A330-200	811170, 811171	General Electric CF6-80E1-A3	France
501	Airbus A330-200	41230, 41231	Rolls-Royce TRENT 772B-60	France
517	Airbus A321-100	779148, 779226	CFM56-5B1/2P	France
535	Airbus A321-100	779224, 779287	CFM56-5B1/2P	France
1658	Airbus A321-200	575331, 575335	CFM56-5B3/P	France
28683	Boeing 777-200ER	900355, 900356	General Electric GE90-94B	France
28684	Boeing 777-200ER	900367, 900369	General Electric GE90-94B	France
29388	Boeing 767-300ER	Pending	General Electric CF6-80C2-B6F	France
32308	Boeing 777-200ER	900363, 900364	General Electric GE90-94B	France
32698	Boeing 777-200ER	900373, 900374	General Electric GE90-94B	France
25376	Boeing 737-400	856801, 857762	CFM56-3C1	Ireland
25110	Boeing 737-400	857807, 857808	CFM56-3C1	United States
26277	Boeing 757-200ER	31328, 31331	Rolls-Royce RB211-535E4	United States

Schedule C – Part I
*
B777-300ER aircraft bearing serial number 35782
Aircraft Lease Agreement, dated as of September 20, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 3590
1. Aircraft Lease Agreement, dated as of March 9, 2007, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of June 14, 2009, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of July 22, 2008.
4. Assignment of Rights (Airframe), dated as of July 22, 2008, between ILFC and *, consented to by Airbus S.A.S.
5. Assignment Agreement (Engines), dated as of July 22, 2008, between ILFC and *, consented to by IAE International Aero Engines AG.
A319-100 aircraft bearing serial number 3491
1. Aircraft Lease Agreement, dated as of March 9, 2007, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of June 14, 2009, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of April 21, 2008.
4. Assignment of Rights (Airframe), dated as of April 21, 2008, between ILFC and *, consented to by Airbus S.A.S.
5. Assignment Agreement (Engines), dated as of April 21, 2008, between ILFC and *, consented to by IAE International Aero Engines AG.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B777-300ER aircraft bearing serial number 33501
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 24, 2006, between ILFC and * (superseded by Amendment No. 2 below)
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of July 30, 2006, between ILFC and *
6. *
7. Estoppel and Acceptance Certificate dated as of May 16, 2005
8. Assignment of Rights (Airframe), dated as of May 16, 2005, between ILFC and *, consented to by The Boeing Company
9. Assignment of Rights (Engines), dated as of May 16, 2005, between ILFC and *
*
A319-100 aircraft bearing serial number 2236
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 1398
Aircraft Lease Agreement, dated as of June 15, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-800 aircraft bearing serial number 30332
Aircraft Lease Agreement, dated as of April 15, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A321-200 aircraft bearing serial number 3098
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2705
Aircraft Lease Agreement, dated as of July 21, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2213
Aircraft Lease Agreement, dated as of August 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2228
Aircraft Lease Agreement, dated as of August 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30677
Aircraft Lease Agreement, dated as of October 21, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
     A319-100 aircraft bearing serial number 2983
     1. Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”), as Lessor
     2. Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Manual Customization Letter Agreement, dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005, between ILFC and *.
6. Amendment to Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of November 22, 2005, between ILFC and *.
7. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
9. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
10. Estoppel and Acceptance Certificate dated as of January 19, 2007.
11. Assignment of Rights (Airframe), dated as of January 19, 2007, between ILFC and *, consented to by Airbus S.A.S.
12. Assignment Agreement (Engine), dated as of January 19, 2007, among ILFC, * and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule C – Part II
*
Airbus A321-100 aircraft bearing serial number 535
Aircraft Lease Agreement, dated as of May 23, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Airbus A321-100 aircraft bearing serial number 517
Aircraft Lease Agreement, dated as of February 13, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 737-400 aircraft bearing serial number 25376
Aircraft Lease Agreement, dated as of December 7, 2006 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of December 7, 2006, between International Lease Finance Corporation, as Lessor, and IFLC Ireland Limited, as Lessee.
*
Boeing 757-200ER aircraft bearing serial number 25110
Aircraft Lease Agreement, dated as of January 22, 1990 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 757-200ER aircraft bearing serial number 26277
Aircraft Lease Agreement, dated as of June 24, 1993 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
Airbus A321-200 aircraft bearing serial number 1658
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee
Airbus A330-200 aircraft bearing serial number 465
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee
Airbus A330-200 aircraft bearing serial number 458
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 32698
Aircraft Lease Agreement, dated as of June 14, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 32308
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 28684
Aircraft Lease Agreement, dated as of August 1, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 28683
Aircraft Lease Agreement, dated as of August 1, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Airbus A330-200 aircraft bearing serial number 501
Aircraft Lease Agreement, dated as of July 12, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Currently Off-Lease
Boeing 767-300ER aircraft bearing serial number 29388

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule D – Part I

Airframe	Airframe Manufacturer		Engine Manufacturer	Country of
MSN	and Model	Engine MSNs	and Model	Registration
2213	Airbus A319-100	575799, 575801	CFM56-5B7/P	France
2228	Airbus A319-100	575815, 575816	CFM56-5B7/P	France
2705	Airbus A320-200	577504, 577505	CFM56-5B4/P	France
3098	Airbus A321-200	697241, 697249	CFM56-5B3/P	France
35782	Boeing 777-300ER	906603, 906607	General Electric GE90-115BG02	France
33501	Boeing 777-300ER	906148, 906149	General Electric GE90-115BG01	United Arab Emirates
1398	Airbus A320-200	V10885, V10894	IAE V2527-A5	United States
2236	Airbus A319-100	575824, 575830	CFM56-5B5/P	United States
2983	Airbus A319-100	V12482, V12484	IAE V2524-A5	United States
3491	Airbus A319-100	V12908, V12912	IAE V2524-A5	United States
3590	Airbus A319-100	V13000, V13002	IAE V2524-A5	United States
30332	Boeing 737-800	888214, 889252	CFM56-7B27	United States
30677	Boeing 737-700	890868, 890869	CFM56-7B22	United States

Schedule D – Part II

Airframe	Airframe Manufacturer		Engine Manufacturer and	Country of
MSN	and Model	Engine MSNs	Model	Registration
458	Airbus A330-200	811168, 811169	General Electric CF6-80E1-A3	France
465	Airbus A330-200	811170, 811171	General Electric CF6-80E1-A3	France
501	Airbus A330-200	41230, 41231	Rolls-Royce TRENT 772B-60	France
517	Airbus A321-100	779148, 779226	CFM56-5B1/2P	France
535	Airbus A321-100	779224, 779287	CFM56-5B1/2P	France
1658	Airbus A321-200	575331, 575335	CFM56-5B3/P	France
28683	Boeing 777-200ER	900355, 900356	General Electric GE90-94B	France
28684	Boeing 777-200ER	900367, 900369	General Electric GE90-94B	France
29388	Boeing 767-300ER	Pending	General Electric CF6-80C2-B6F	France
32308	Boeing 777-200ER	900363, 900364	General Electric GE90-94B	France
32698	Boeing 777-200ER	900373, 900374	General Electric GE90-94B	France
25376	Boeing 737-400	856801, 857762	CFM56-3C1	Ireland
25110	Boeing 737-400	857807, 857808	CFM56-3C1	United States
26277	Boeing 757-200ER	31328, 31331	Rolls-Royce RB211-535E4	United States

Schedule E — Part I
*
B777-300ER aircraft bearing serial number 35782
Aircraft Lease Agreement, dated as of September 20, 2007 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 3590
1. Aircraft Lease Agreement, dated as of March 9, 2007, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of June 14, 2009, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of July 22, 2008.
4. Assignment of Rights (Airframe), dated as of July 22, 2008, between ILFC and *, consented to by Airbus S.A.S.
5. Assignment Agreement (Engines), dated as of July 22, 2008, between ILFC and *, consented to by IAE International Aero Engines AG.
A319-100 aircraft bearing serial number 3491
1. Aircraft Lease Agreement, dated as of March 9, 2007, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee.
2. Side Letter #1 to Aircraft Lease Agreement, dated as of June 14, 2009, between ILFC and *.
3. Estoppel and Acceptance Certificate dated as of April 21, 2008.
4. Assignment of Rights (Airframe), dated as of April 21, 2008, between ILFC and *, consented to by Airbus S.A.S.
5. Assignment Agreement (Engines), dated as of April 21, 2008, between ILFC and *, consented to by IAE International Aero Engines AG.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B777-300ER aircraft bearing serial number 33501
1. Aircraft Lease Agreement, dated as of June 16, 2003, between International Lease Finance Corporation (“ILFC”), as Lessor, and *, as Lessee
2. Letter Agreement re: Execution of Leases, dated as of June 16, 2003, between ILFC and *
3. Global Side Letter #1 to Aircraft Lease Agreements, dated as of June 16, 2003, between ILFC and *
4. Amendment No. 1 to Aircraft Lease Agreement, dated as of January 24, 2006, between ILFC and Emirates (superseded by Amendment No. 2 below)
5. Amendment No. 2 to Aircraft Lease Agreement, dated as of July 30, 2006, between ILFC and *
6. *
7. Estoppel and Acceptance Certificate dated as of May 16, 2005
8. Assignment of Rights (Airframe), dated as of May 16, 2005, between ILFC and *, consented to by The Boeing Company
9. Assignment of Rights (Engines), dated as of May 16, 2005, between ILFC and *
*
A319-100 aircraft bearing serial number 2236
Aircraft Lease Agreement, dated as of December 05, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A320-200 aircraft bearing serial number 1398
Aircraft Lease Agreement, dated as of June 15, 1999 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
B737-800 aircraft bearing serial number 30332
Aircraft Lease Agreement, dated as of April 15, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A321-200 aircraft bearing serial number 3098
Aircraft Lease Agreement, dated as of December 16, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A320-200 aircraft bearing serial number 2705
Aircraft Lease Agreement, dated as of July 21, 2005 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2213
Aircraft Lease Agreement, dated as of August 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
A319-100 aircraft bearing serial number 2228
Aircraft Lease Agreement, dated as of August 14, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
B737-700 aircraft bearing serial number 30677
Aircraft Lease Agreement, dated as of October 21, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
A319-100 aircraft bearing serial number 2983
1. Aircraft Lease Agreement, dated as of April 30, 2004, between *, as Lessee, and International Lease Finance Corporation (“ILFC”.), as Lessor
2. Global Side Letter No. 1, dated as of April 30, 2004, between ILFC and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

3. Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of April 30, 2004, between ILFC and *.
4. Manual Customization Letter Agreement, dated as of August 5, 2004, between ILFC and *.
5. Global Amendment to Aircraft Lease Agreements, dated as of March 31, 2005, between ILFC and *.
6. Amendment to Letter Agreement No. 1 to Aircraft Lease Agreement, dated as of November 22, 2005, between ILFC and *.
7. Lease Termination Agreement, dated as of July 3, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
8. Amendment #1 to Lease Termination Agreement dated as of July 30, 2008, between ILFC and *. (Agreement did not terminate this lease, but it amends certain terms.)
9. Global Side Letter No. 2, dated as of October 17, 2008, between ILFC and *.
10. Estoppel and Acceptance Certificate dated as of January 19, 2007.
11. Assignment of Rights (Airframe), dated as of January 19, 2007, between ILFC and *, consented to by Airbus S.A.S.
12. Assignment Agreement (Engine), dated as of January 19, 2007, among ILFC, * and *.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Schedule E — Part II
*
Airbus A321-100 aircraft bearing serial number 535
Aircraft Lease Agreement, dated as of May 23, 2002 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Airbus A321-100 aircraft bearing serial number 517
Aircraft Lease Agreement, dated as of February 13, 2003 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 757-200ER aircraft bearing serial number 25110
Aircraft Lease Agreement, dated as of January 22, 1990 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 757-200ER aircraft bearing serial number 26277
Aircraft Lease Agreement, dated as of June 24, 1993 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Boeing 737-400 aircraft bearing serial number 25376
Aircraft Lease Agreement, dated as of December 7, 2006 (as amended and supplemented), between ILFC Ireland Limited, as Lessor, and *, as Lessee.
Aircraft Headlease Agreement, dated as of December 7, 2006, between International Lease Finance Corporation, as Lessor, and IFLC Ireland Limited, as Lessee.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

*
Airbus A321-200 aircraft bearing serial number 1658
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee
Airbus A330-200 aircraft bearing serial number 465
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee
Airbus A330-200 aircraft bearing serial number 458
Aircraft Lease Agreement, dated as of May 19, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 32698
Aircraft Lease Agreement, dated as of June 14, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 32308
Aircraft Lease Agreement, dated as of December 20, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 28684
Aircraft Lease Agreement, dated as of August 1, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Boeing 777-200ER aircraft bearing serial number 28683
Aircraft Lease Agreement, dated as of August 1, 2000 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
*
Airbus A330-200 aircraft bearing serial number 501
Aircraft Lease Agreement, dated as of July 12, 2001 (as amended and supplemented), between International Lease Finance Corporation, as Lessor, and *, as Lessee.
Currently Off-Lease
Boeing 767-300ER aircraft bearing serial number 29388

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.